SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 19, 1999


                                MONSANTO COMPANY

               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-2516                 43-0420020
      ----------                    --------                ------------
(State of Incorporation)          (Commission              (IRS Employer
                                  File Number)            Identification No.)


 800 North Lindbergh Boulevard
      St. Louis, Missouri                                     63167
-------------------------------------                       ---------
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (314) 694-1000




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ITEM 5.           OTHER EVENTS.

       As previously reported in a Current Report on Form 8-K filed on December 21, 1999 by Monsanto Company (the "Company"), on December 19, 1999 the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Pharmacia & Upjohn, Inc., a Delaware corporation ("PNU"), and MP Sub, Incorporated, a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"). Subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into PNU (with PNU being the surviving corporation) (the "Merger") at the effective time of the Merger, and PNU will become a wholly owned subsidiary of the Company. At the effective time of the Merger, the outstanding shares of common stock, par value $.01 per share, of PNU, will be converted into the right to receive 1.19 shares of common stock, par value $2.00 per share, of the Company and the outstanding shares of PNU's Series A Convertible Perpetual Preferred Stock, par value $.01 per share, will be converted into the right to receive one share of a new series of Company convertible preferred stock designated as Series A Convertible Perpetual Preferred Stock.

       In connection with the execution of the Merger Agreement, the Company and PNU entered into Stock Option Agreements (the "Stock Option Agreements") pursuant to which (i) the Company granted PNU an option to purchase up to 14.9% of the outstanding shares of the Company Common Stock and (ii) PNU granted the Company an option to purchase up to 14.9% of the outstanding shares of PNU Common Stock, exercisable in circumstances specified in the Stock Option Agreements.

       A copy of the Merger Agreement is attached hereto as Exhibit 2.1, and copies of the Stock Option Agreements are attached hereto as Exhibits 2.2 and 2.3, each of which is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial statements of businesses acquired.

            Not applicable.

(b) Pro forma financial information.

            Not applicable.

      (c) Exhibits.   The following exhibits are filed as part of this report:

            2.1 Agreement and Plan of Merger, dated as of December 19, 1999, among the Company, Merger Sub and PNU.

            2.2 Stock Option Agreement, dated as of December 19, 1999, by and between the Company, as Issuer, and PNU, as Grantee.

            2.3 Stock Option Agreement, dated as of December 19, 1999, by and between PNU, as Issuer, and the Company, as Grantee.




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                                    SIGNATURE


            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 29, 1999

                                       MONSANTO COMPANY


                                       By   /s/ Barbara L. Blackford
                                            ------------------------------
                                            Name:  Barbara L. Blackford
                                            Title: Chief Counsel and
                                                     Assistant Secretary




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                                  EXHIBIT INDEX

Exhibit
Number                        Description
-------                       -----------

2.1 Agreement and Plan of Merger, dated as of December 19, 1999, among the Company, Merger Sub and PNU.

2.2 Stock Option Agreement, dated as of December 19, 1999, by and between the Company, as Issuer, and PNU, as Grantee.

2.3 Stock Option Agreement, dated as of December 19, 1999, by and between PNU, as Issuer, and the Company, as Grantee.